Exhibit 99.1
SECURITIES PURCHASE AGREEMENT
     This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of March 22, 2007, by and among BOOKHAM, INC., a Delaware corporation (the “Company”), and the investors listed on the Schedule of Investors attached hereto who become parties hereto by executing and delivering an Investor Signature Page in the form attached hereto as Exhibit A (the “Investors”).
     WHEREAS, the Company desires to issue and sell to the Investors pursuant to this Agreement shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (the “Common Stock”) and warrants in the form attached hereto as Exhibit B (the “Warrants”) to purchase shares (the “Warrant Shares”) of Common Stock in such amounts as is set forth on the Schedule of Investors (the Shares, Warrant and Warrant Shares are collectively referred to as the “Securities”); and
     WHEREAS, each Investor wishes to purchase such number of Shares as is set forth opposite such Investor’s name in column (3) on the Schedule of Investors and Warrants to purchase such number of Warrant Shares as is set forth opposite such Investor’s name in column (4) on the Schedule of Investors, in each case on the terms and subject to the conditions set forth in this Agreement.
     NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:
     1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:
          (a) “Affiliate” shall mean, as to any Person (the “Subject Person”), any other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the Subject Person, (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting equity of the Subject Person, or (c) ten percent (10%) or more of the voting equity of which is directly or indirectly beneficially owned or held by the Subject Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person’s board of directors or other management committee or group, by contract or otherwise.
          (b) “Company Commission Reports” shall mean all reports under Section 13 of the Securities Exchange Act of 1934, as amended, filed by the Company with the Commission during the two years prior to the date hereof.
          (c) “Commission” shall mean the Securities and Exchange Commission.
          (d) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

          (e) “Governmental Authority” means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.
          (f) “Person” shall mean any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, governmental authority or other entity.
          (g) “Registration Rights Agreement” shall mean that certain Registration Rights Agreement, dated as of the date hereof, by and among the Company and the Investors.
          (h) “Securities Act” shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.
          (i) “Subsidiary” shall mean any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or persons performing similar functions) of such corporation or entity (regardless of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company or one or more of its Subsidiaries or by the Company and one or more of its Subsidiaries.
          (j) “Transaction Documents” shall mean this Agreement, the Registration Rights Agreement and the Warrants.
     2. Purchase and Sale of Shares and Warrant.
          (a) Shares and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Section 5 below, the Company shall issue and sell to each Investor, and each Investor severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), the number of Shares as is set forth opposite such Investor’s name in column (3) on the Schedule of Investors, along with the Warrants to acquire that number of Warrant Shares as is set forth opposite such Investor’s name in column (4) on the Schedule of Investors.
          (b) Closing. The closing (the “Closing”) of the purchase of up to 13,640,224 Shares and Warrants to purchase up to 4,092,066 Warrant Shares by the Investors shall occur at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City time, on the date hereof, subject to the notification of satisfaction (or waiver) of the conditions to the Closing set forth in Section 5 below (or such later date as is mutually agreed to by the Company and each Investor). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

          2.2 Purchase Price. The aggregate purchase price for the Shares and the Warrants to be purchased by each Investor (the “Purchase Price”) shall be the amount set forth opposite such Investor’s name in column (5) on the Schedule of Investors. Each Investor shall pay $2.10 for each Share and the related Warrants to be purchased by such Investor at the Closing.
          2.3 Form of Payment. On the Closing Date, each Investor shall pay its respective Purchase Price to the Company for the Shares and the Warrants to be issued and sold to such Investor at such Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions. Within five (5) Business Days following the Closing Date, Company shall deliver to each Investor a stock certificate evidencing the Shares (in such amount as is set forth opposite such Investor’s name in column (3) on the Schedule of Investors), along with the Warrants (exercisable for the number of shares of Common Stock as is set forth opposite such Investor’s name in column (4) on the Schedule of Investors) purchased by the Investor at such Closing, duly executed on behalf of the Company, in each case registered in the name of such Investor or its designee, in accordance with the completed Securities Delivery Instructions delivered by such Investor in the form attached hereto as Exhibit C (the “Securities Delivery Instructions”).
     3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor as follows.
          3.1 Incorporation. Each of the Company and the Subsidiaries is duly organized, validly existing and, where applicable as a legal concept, in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and the Subsidiaries is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, assets, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby (a “Material Adverse Effect”).
          3.2 Capitalization. The authorized capital stock of the Company consists of 175,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share, of the Company (the “Preferred Stock”). As of February 28, 2007, (i) 69,632,670 shares of Common Stock were issued and outstanding, all of which were validly issued, fully paid and nonassessable, (ii) no shares of Common Stock were held by the Company in its treasury and (iii) no shares of Preferred Stock were issued and outstanding. The Company or a Subsidiary owns all of the capital stock of each Subsidiary, which capital stock is validly issued, fully paid and, where applicable as a legal concept, nonassessable. Except as disclosed on Schedule 3.2, no shares of the capital stock of the Company or any of the Subsidiaries are subject to preemptive rights or any other similar rights of the stockholders of the Company or any such Subsidiary. Except as disclosed on Schedule 3.2 or as contemplated herein, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of the Subsidiaries, or arrangements by which the Company or any of the

Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of the Subsidiaries.
          3.3 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered by the Company and the Investors, each of the Transaction Documents shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, and except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and by general equitable principles. The Company has all requisite corporate power to enter into the Transaction Documents and to carry out and perform its obligations under the terms of the Transaction Documents.
          3.4 Valid Issuance of the Shares and Warrant Shares. The Shares being purchased by the Investors hereunder will, upon issuance pursuant to the terms hereof, and the Warrant Shares will, upon exercise of the Warrants in accordance with their terms, be duly authorized, validly issued, fully paid and nonassessable and, assuming the accuracy of each Investor’s representations in this Agreement, will be issued, sold and delivered in compliance with all applicable federal and state securities laws.
          3.5 Listing. The Company has taken all action necessary, including by filing a notification of additional listing with The Nasdaq Stock Market, to list the Shares and the Warrant Shares on The Nasdaq Global Market.
          3.6 No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising within the meaning of Regulation D promulgated under the Securities Act.
          3.7 Exemption from Registration. Assuming the accuracy of the representations and warranties of the Investors in this Agreement, the offer, issuance and sale of the Securities by the Company pursuant to this Agreement are exempt from the registration requirements of the Securities Act.
          3.8 Consents. All consents, approvals, orders and authorizations required on the part of the Company in connection with the execution, delivery or performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein have been obtained and will be effective as of the Closing Date, other than such filings required to be made after the Closing under applicable federal and state securities laws and the registration statement contemplated by the Registration Rights Agreement.
          3.9 No Conflict. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a benefit under (a) any provision of the Certificate of Incorporation or Bylaws of the Company or (b) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets (including federal and state securities laws and regulations and the rules and regulations of The Nasdaq Global Market) other than, in the case of (b) above, any violation, default, right of termination, cancellation, acceleration or loss of benefits the occurrence of which would not reasonably be expected to have a Material Adverse Effect.
          3.10 Litigation. Except as described on Schedule 3.10 hereto, there is no material claim, litigation or administrative proceeding pending, or, to the Company’s knowledge, threatened or contemplated, against the Company or any of the Subsidiaries, or against any officer, director or employee of the Company or any such Subsidiary in connection with such person’s employment therewith. Neither the Company nor any of the Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or Governmental Authority which would reasonably be expected to have a Material Adverse Effect.
          3.11 Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct its business as now conducted (other than with respect to software which is generally commercially available and not used or incorporated into the Company’s products and open source software which may be subject to one or more “open source” licenses), except as would not reasonably be expected to have a Material Adverse Effect. There is no claim, action or proceeding that has been made or brought, or to the knowledge of the Company, is threatened, against the Company regarding its Intellectual Property Rights, except as would not reasonably be expected to have a Material Adverse Effect. The business of the Company and the Subsidiaries as presently conducted and the production, marketing, licensing, use and servicing of any products or services of the Company and the Subsidiaries do not, to the knowledge of the Company, infringe any patent, trademark, copyright or trade secret rights of any third parties, except as would not reasonably be expected to have a Material Adverse Effect.
          3.12 Reports and Financial Statements. The Company has filed all Company Commission Reports required to be filed by the Company with the Commission during the two years prior to the date hereof. The Company has previously made available to the Investors complete and accurate copies, as amended or supplemented, of the Company Commission Reports. As of their respective dates, the Company Commission Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein as necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The audited financial statements and unaudited interim financial statements of the Company included in the Company Commission Reports, as of their respective dates, (a) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect as of the time of filing, (b) were prepared in accordance with United States generally accepted accounting principles (in the case of Company Commission Reports filed prior to September 10, 2004, generally accepted accounting principles in the United Kingdom) applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, to the extent they may exclude footnotes or may be condensed or summary statements) and (c) fairly represented in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows of the Company for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). The Company is not aware of any event occurring or expected to occur on or prior to the Closing Date (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Current Report on Form 8-K after the Closing.
          3.13 Absence of Certain Changes or Events. As of the date hereof, there has been no material adverse change in the business, financial condition or results of operations of the Company, other than changes occurring in the ordinary course of business (which changes have not, individually or in the aggregate, had a Material Adverse Effect) since December 30, 2006, the date of the balance sheets included in the Company’s Form 10-Q for the quarterly period ending December 30, 2006, except as disclosed by the Company on one or more Current Reports on Form 8-K.
          3.14 No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.
          3.15 Exchange Act Registration; Listing. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on The Nasdaq Global Market. The Company currently meets the continuing eligibility requirements for listing on The Nasdaq Global Market and has not received any written notice from such market or the NASD that it does not currently satisfy such requirements or that such continued listing is in any way threatened. The Company has taken no action designed to, or which, to the knowledge of the Company, would reasonably be expected to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from The Nasdaq Global Market.
          3.16 Internal Accounting and Disclosure Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.
          3.17 Registration Rights; Rights of Participation. Except as described on Schedule 3.17 hereto, (a) the Company has not granted or agreed to grant to any person or entity any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other Governmental Authority which has not been satisfied in full prior or waived to the date hereof and (b) no Person, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, anti-dilutive right or any similar right to participate in, or to receive securities or other assets of the Company solely as a result of the transactions contemplated by this Agreement or the other Transaction Documents.
          3.18 Investment Company Status. The Company is not, and immediately after receipt of payment for the Shares and the Warrants issued under this Agreement will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.
          3.19 Tax Status. Except for matters that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon and (ii) the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.
          3.20 Form S-3. The Company is eligible to register the Shares and Warrant Shares for resale in a secondary offering by each Investor on a registration statement on Form S-3 under the Securities Act.
          3.21 Employee Matters. There is no strike, labor dispute or union organization activities pending or, to the knowledge of the Company, threatened between it and its employees. No employees of the Company belong to any union or collective bargaining unit.
          3.22 Transactions With Affiliates. Except as set forth in the Company Commission Reports, none of the executive officers or directors of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as executive officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any executive officer or director or, to the knowledge of the Company, any entity in which any executive officer or director has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000, other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option or restricted stock agreements under any equity incentive plan of the Company.
          3.23 Title. Except as set forth on Schedule 3.23, the Company and its Subsidiaries have good and indefeasible title to all real property and good and indefeasible title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.
          3.24 Insolvency. The Company and its Subsidiaries, on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3.18, “Insolvent” means, with respect to any Person, (a) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total indebtedness, (b) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (c) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (d) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.
          3.25 Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries, has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.
          3.26 Sarbanes-Oxley Act. The Company is in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof, except as would not reasonably be expected to have a Material Adverse Effect.
          3.27 Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably be expected to have a Material Adverse Effect.
          3.28 Insurance. The Company maintains insurance for itself and the Subsidiaries in such amounts and covering such losses and risks as is customary in the businesses in which the Company and the Subsidiaries are engaged, except where the failure to maintain such insurance has not had or would not reasonably be expected to have a Material Adverse Effect. As of the date hereof, no notice of cancellation has been received for any of such policies and the Company is in compliance in all material respects with all of the terms and conditions thereof. As of the date hereof, the Company has director and officer insurance coverage in an amount at least equal to the aggregate purchase price of the Shares and the Warrant hereunder.
          3.29 Brokers or Finders. Other than Burnham Hill Partners, the Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.
          3.30 Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to Burnham Hill Partners in connection with the placement of the Securities.
          3.31 Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that it believes constitutes or might reasonably constitute material, non-public information. The Company understands that the Investors will rely on the foregoing representation in effecting transactions in the Securities.
          3.32 Application of Anti-Takeover Provisions. Without taking into account any securities of the Company that may be held or otherwise beneficially owned by the Investors as of the date hereof, the purchase by the Investors of the Shares and the Warrants pursuant to the terms of this Agreement and the exercise of the Warrants by the Investors pursuant to the terms thereof will not trigger any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is applicable to the Company.
          3.33 No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the

Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its Affiliates or Subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.
          3.34 Acknowledgment Regarding Investors’ Purchase of Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Investor or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investors’ purchase of the Securities.
          3.35 Acknowledgement Regarding Investors’ Trading Activity. It is understood and acknowledged by the Company that, except as set forth in Sections 4.3 and 4.12, and assuming the accuracy of the representations and warranties of the Investors contained in this Agreement, (i) none of the Investors have been asked by the Company or its Subsidiaries to agree, nor has any Investor agreed with the Company or its Subsidiaries, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) any Investor, and counterparties in “derivative” transactions to which any such Investor is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iii) no Investor shall be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that, except as set forth in Section 4.12, one or more Investors may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding and such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. Assuming the accuracy of such Investor’s representations and warranties in this Agreement, the Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement.
          3.36 Independent Nature of Investors. The Company acknowledges that the obligations of each Investor under the Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under the Transaction Documents. The Company acknowledges that each Investor has represented to the Company that the decision of each Investor to purchase securities pursuant to this Agreement has been made by such Investor independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Investor shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for one of the Investors and such counsel does not represent all of the Investors but only such Investor and the other Investors have retained their own individual counsel with respect to the transactions contemplated hereby. The Company acknowledges that it has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Investors. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Investors are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated hereby or thereby.
     4. Representations and Warranties of each Investor. Each Investor hereby represents and warrants to the Company as follows:
          4.1 Incorporation. Such Investor is duly organized, validly existing and, where applicable as a legal concept, in good standing under the laws of the jurisdiction of its incorporation or organization.
          4.2 Authorization. All action on the part of such Investor and its Affiliates necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered by the Company and the Investors, each of this Agreement and the Registration Rights Agreement shall constitute the legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and by general equitable principles. Such Investor has all requisite power to enter into each of this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.
          4.3 Purchase Entirely for Own Account, Etc. Such Investor is acquiring the Securities for its own account, and not with a view to, or for sale in connection with, any distribution in violation of the Securities Act. Except as contemplated by this Agreement, such Investor has no present agreement, undertaking, arrangement, obligation or commitment providing for the disposition of the Securities. Such Investor has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Securities. Notwithstanding the foregoing, by making the representations in this Section 4.3, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with the Securities Act and state securities laws applicable to such disposition.
          4.4 Investor Status, Etc. Such Investor certifies and represents to the Company that at the time the Investor acquires any of the Securities, such Investor will be an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. Such Investor’s financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of its entire investment. Such Investor has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.
          4.5 Information. The Company has, prior to the date hereof, provided such Investor with information regarding the business, operations and financial condition of the Company and has, prior to the date hereof, granted to such Investor the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Shares and Warrants hereunder, in order for such Investor to make an informed decision with respect to its investment in the Shares and Warrants. Neither such information nor any other investigation conducted by such Investor or any of its representatives shall modify, amend or otherwise affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.
          4.6 Securities Not Registered. Such Investor understands that the Securities have not been registered under the Securities Act and that the Securities must continue to be held by such Investor unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. Such Investor understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.
          4.7 Reliance on Exemptions. Such Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of such Investor set forth in this Article 4 in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities. Such Investor is relying on the representations, acknowledgments and agreements made by the Company in Article 3 and elsewhere in this Agreement in making investing, trading and/or other decisions concerning the Company’s securities.
          4.8 Non-Affiliate Status; Common Stock Ownership. Such Investor is not an Affiliate of the Company or of any other Investor and is not acting in association or concert with any other Person in regard to its purchase of Shares and Warrants or otherwise in respect of the Company. Such Investor’s investment in Shares and Warrants is not for the purpose of acquiring, directly or indirectly, control of, and it has no intent to acquire or exercise control of, the Company or to influence the decisions or policies of the Board of Directors of the Company.

          4.9 Consents. All consents, approvals, orders and authorizations required on the part of such Investor in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the Closing Date.
          4.10 No Conflict. The execution and delivery of this Agreement and the Registration Rights Agreement by such Investor and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default by such Investor (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (a) any provision of the organizational documents of such Investor or (b) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Investor or its properties or assets other than, in the case of (b) above, any violation, default, right of termination, cancellation, acceleration or loss of benefits the occurrence of which would not be likely to have a material adverse effect on the business, financial condition or results of operations of such Investor.
          4.11 Brokers or Finders. Such Investor has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.
          4.12 Certain Trading Activities. Other than any bona fide pledge, hypothecation or re-hypothecation, such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any purchases or sales of the securities of the Company (which shall be deemed to include, without limitation, any Short Sales involving the Company’s securities other than any bona fide pledge, hypothecation or re-hypothecation) since the time that the Investor was first contacted by the Company or Burnham Hill Partners regarding the transactions contemplated by this Agreement. Such Investor covenants that, subject to Section 6.10 hereof and other than any bona fide pledge, hypothecation or re-hypothecation, neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any purchases or sales of the securities of the Company (which shall be deemed to include Short Sales other than any bona fide pledge, hypothecation or re-hypothecation) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act (“Regulation SHO”) and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.
     5. Conditions Precedent.
          5.1 Conditions to the Obligation of each Investor to Consummate the Closing. The obligation of each Investor to consummate the Closing and to purchase and pay for the Shares and Warrants being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:

          (a) The representations and warranties contained herein of the Company shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by each Investor that, in the case of any representation and warranty of the Company contained herein (i) which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.1(a) or (ii) which is made as of a specific date, such representation and warranty need be true and correct only as of such specific date in order to satisfy as to such representation and warranty the condition precedent set forth in the foregoing provisions of this Section 5.1(a)).
          (b) The Registration Rights Agreement shall have been executed and delivered by the Company.
          (c) The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.
          (d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.
          (e) The purchase of and payment for the Shares and the Warrants by such Investor shall not be prohibited by any law or governmental order or regulation.
          (f) Such Investor shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, the Company’s outside counsel, dated as of the Closing Date, in the form attached hereto as Exhibit D.
          (g) The Company shall have delivered to such Investor a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions adopted by the Company’s board of directors in connection with the transactions contemplated by this Agreement, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing.
          (h) The Company shall have delivered to such Investor a certificate, executed by the Chief Financial Officer of the Company, dated as of the Closing Date, certifying as to compliance with Sections 5.1(a) and 5.1(c).
          (i) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to such Investor, and such Investor shall have received copies (executed or certified, as may be appropriate) of all documents which such Investor may have reasonably requested in connection with such transactions.
          5.2 Conditions to the Obligation of the Company to Consummate the Closing. The obligation of the Company to consummate the Closing and to issue and sell to each Investor the Shares and the Warrants to be purchased by it at the applicable Closing is subject to the satisfaction of the following conditions precedent:
          (a) The representations and warranties contained herein of such Investor shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of such Investor contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.3(a)).
          (b) The Registration Rights Agreement shall have been executed and delivered by such Investor.
          (c) Such Investor shall have completed, executed and delivered the Securities Delivery Instructions.
          (d) Such Investor shall have performed in all material respects all obligations and conditions herein required to be performed or observed by such Investor on or prior to the Closing Date.
          (e) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.
          (f) The sale of the Shares and the Warrants by the Company shall not be prohibited by any law or governmental order or regulation.
          (g) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to the Company, and the Company shall have received copies (executed or certified, as may be appropriate) of all documents which the Company may have reasonably requested in connection with such transactions.
     6. Covenants.
          6.1 Securities Law Transfer Restrictions. No Investor shall sell, assign, pledge, transfer or otherwise dispose of or encumber any of the Securities, except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Company, upon delivery by such Investor of an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws. Any transfer or purported transfer of the Shares or Warrants in violation of this Section 6.1 shall be voidable by the Company. The Company shall not register any transfer of the Shares or Warrants in violation of this Section 6.1. The Company may, and may instruct any transfer agent for the Company to, place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 6.1.
          6.2 Legends. Certificates representing the Shares and Warrant Shares shall be endorsed with the legends set forth below, and each Investor covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer any shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificates: “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT. NOTWITHSTANDING THE FOREGOING, BUT SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SHARES.”
          6.3 Removal of Legends.
          (a) Within three (3) Business Days of receipt by the Company of a written request from an Investor accompanied by such additional documentation as may reasonably be requested by the Company to effect such request, the legend set forth in Section 6.2 shall be removed and the Company shall issue a certificate without such legend to the holder of Shares or Warrant Shares, as the case may be, unless otherwise required by state securities laws, (a) following the resale of such securities pursuant to an effective registration statement (including the Registration Statement) or Rule 144 promulgated under the Securities Act (assuming the transferor is not an affiliate of the Company), (b) if such securities are eligible to be sold, assigned or transferred under Rule 144(k) promulgated under the Securities Act (provided that the holder provides the Company with reasonable assurances that such securities are eligible for sale, assignment or transfer under Rule 144(k) promulgated under the Securities Act), or (c) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the Commission).
          (b) Notwithstanding the foregoing, so long as the Registration Statement is effective and sales thereunder are not suspended, within three (3) Business Days of receipt by the Company of a written request from an Investor, the legend set forth in Section 6.2 shall be removed and the Company shall issue a certificate without such legend to the holder of Shares or Warrant Shares, as the case may be, unless otherwise required by state securities laws; provided that by providing such request such Investor shall be deemed to have covenanted that with respect to the offer and sale of the Shares or Warrant Shares, as the case may be, such Investor shall either (i) comply with the requirements of Rule 144 promulgated under the Securities Act or (ii) in the case of an offer or sale of the Shares or Warrant Shares, as the case may be, pursuant to the Registration Statement, (x) comply with all applicable prospectus delivery requirements promulgated under the Securities Act and (y) comply, or cause any broker or dealer acting on the Investor’s behalf to comply, with the manner of sale and other requirements set forth in the prospectus included in the Registration Statement, as may be amended or supplemented from time to time; provided further, that by providing such request, such Investor shall have agreed to indemnify and hold harmless the Company and its officers, directors, employees, agents and representatives, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including reasonable legal expenses or other expenses reasonably incurred in connection with investigating or defending same, “Losses”), insofar as any such Losses arise out of or are based upon any breach by the Investor of such covenants; and provided further that in no event shall any indemnity under this paragraph 6.3(b) exceed the net proceeds resulting from the sale of the Shares and Warrant Shares sold by such Investor in connection with such covenants.
          (c) If within four (4) Business Days of receipt by the Company of any written request and additional documentation pursuant to Section 6(b) or Section 6(c) above, the Company shall fail to issue and deliver an unlegended certificate for Shares or Warrant Shares, as the case may be, to the Investor and if after such fourth (4th) Business Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of such Shares or Warrant Shares, as the case may be, then the Company shall, within five (5) Business Days after the Investor so requests, promptly honor its obligation to deliver to the Investor a certificate or certificates representing such Shares or Warrant Shares, as the case may be, and pay cash to the Investor in an amount equal to the excess (if any) of the Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased over the product of (A) such number of shares of Common Stock, times (B) the price at which the sell order giving rise to such purchase obligation was executed. “Closing Sale Price” means, for any security as of any date, the last closing sale price for such security on The Nasdaq Global Market as reported by Bloomberg, or, if The Nasdaq Global Market begins to operate on an extended hours basis and does not designate the closing sale price as the case may be, then the last sale price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if The Nasdaq Global Market is not the principal securities exchange or trading market for such security, the last closing sale price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing sale price is reported for such security by Bloomberg, the average of the sale prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Investor.
          6.4 Short Positions. Each Investor covenants and agrees that, so long as such Investor owns any Shares purchased pursuant to this Agreement, such Investor and its Investor Affiliates (as defined below), taken as a whole, shall not maintain a net short position in the Common Stock (assuming exercise of the Warrants) (as determined under Regulation SHO but taking into account all positions of such Investor and its Investor Affiliates whether or not such Investor and its Investor Affiliates otherwise would constitute an independent trading unit under Regulation SHO and including in such Investor’s long position all shares of Common Stock deemed to be owned by the Investor pursuant to the provisions of Regulation SHO; provided that, notwithstanding any provisions of Regulation SHO to the contrary, an Investor’s long position shall be deemed to include all Warrant Shares such Investor could obtain by exercising its Warrants) (a “Net Short Position”). By way of example, if an Investor on a date in question holds 1,000,000 Shares, 500,000 shares of Common Stock purchased in the open market, Warrants to purchase up to 1,000,000 shares of Common Stock and other securities convertible into up to 250,000 shares of Common Stock, such Investor could maintain Short Sales of up to 2,750,000 million shares of Common Stock as of such date in question without establishing a Net Short Position. Each Investor covenants and agrees, severally and not jointly, to provide the Company with written notice within one (1) Business Day of any establishment by it and its Investor Affiliates, taken as a whole, of a Net Short Position. “Investor Affiliates” with respect to any Investor means any Person acting on behalf of or pursuant to an understanding with such Investor.
          6.5 Reporting Status. Until the earlier of (a) the date on which the Investors shall have sold all the Securities and (b) the date a Fundamental Transaction (as defined below) is consummated, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. “Fundamental Transaction” means that (i) the Company shall, directly or indirectly, in one or more related transactions, (A) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (B) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, (C) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding Common Stock (not including any Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), (D) consummate a share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding Common Stock (not including any Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such share purchase agreement or other business combination), or (E) reorganize, recapitalize or reclassify its Common Stock or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the issued and outstanding Common Stock or the aggregate ordinary voting power represented by issued and outstanding Common Stock.
          6.6 Use of Proceeds. The Company will use the proceeds from the sale of the Securities solely for general working capital purposes and shall not use such proceeds for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), or to redeem any Common Stock or Common Stock equivalents (other than shares of restricted stock issued to directors, employees or consultants pursuant to the Company’s equity incentive plans) or to settle any outstanding litigation.
          6.7 Reservation of Common Stock. The Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the issuance of Warrant Shares pursuant to any exercise of the Warrants.
          6.8 Listing. The Company shall use commercially reasonably efforts to maintain the listing of the Shares and the Warrant Shares on The Nasdaq Global Market (other than any termination of such listing in connection with a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, disposition of more than fifty percent (50%) of the voting power of the Company or similar transaction or series of transactions).
          6.9 Subsequent Equity Sales. From the date hereof until 30 days after the Effective Date (as defined in the Registration Rights Agreement), neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock equivalents; provided, however, the 30 day period set forth in this Section 6.9 shall not apply to the issuance of any Excluded Securities (as defined below) and shall be extended for the number of Business Days following the Effective Date that the prospectus included in the Registration Statement may not be used by the Investors for the resale of the Shares and Warrant Shares. “Excluded Securities” means shares of Common Stock issued or deemed to be issued by the Company or warrants: (a) in connection with any employee benefit plan which has been approved by the Board of Directors of the Company or a committee thereof, pursuant to which the Company’s securities may be issued to any employee, officer, consultant or director for services provided to the Company, (b) as consideration, including as part of an earn-out, in an acquisition by the Company or any of its subsidiaries of a business enterprise or assets approved by the Board of Directors of the Company or a committee thereof, (c) upon conversion of the Warrants, (d) upon exercise of Options or Convertible Securities which are outstanding on the date hereof, provided that such issuance is made pursuant to the terms of such Options or Convertible Securities in effect on the date hereof and the exercise, conversion or similar price and the number of shares underlying such Option or Convertible Security are not amended or changed after the date hereof and the other material terms of such Options or Convertible Securities are not otherwise amended or changed after the date hereof, (e) in connection with any share split, share dividend, recapitalization or similar transaction by the Company, (f) in connection with the formation of a joint venture, strategic alliance or other bona fide commercial relationship with a third party approved by the Company’s Board of Directors or a committee thereof, or (g) issued in connection with any bona fide commercial loan or debt transaction with a third party, provided that the primary purpose of such transaction is not to raise equity capital and is approved by the Company’s Board of Directors or a committee thereof. “Options” means rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities (as defined below). “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.
          6.10 Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. A bona fide pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 7.8 hereof in order to effect a sale, transfer or assignment of Securities to such pledgee.
          6.11 Disclosure of Transactions. The Company shall, on or before 8:30 a.m., New York City time, on the first Business Day after the date of this Agreement, issue a press release reasonably acceptable to the Investors disclosing all the material terms of the transactions contemplated by the Transaction Documents. On or before 4:30 p.m., New York City time, on the second Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching the Transaction Documents (the “8-K Filing”). The Company confirms that neither it nor any of its Subsidiaries or their respective officers, directors, employees or agents, has provided the Investors with material nonpublic information, other than the terms of the Securities and the existence and terms of the transactions contemplated by the Transaction Documents. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the issuance of the 8-K Filing without the express prior written consent of such Investor. Subject to the foregoing, neither the Company, its Subsidiaries nor any Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release if it is materially inconsistent with the description of the transactions so described in such 8-K Filing). Without the prior written consent of any applicable Investor, neither the Company nor any of its Subsidiaries shall disclose the name of such Investor in any filing, announcement, release or otherwise, except as may be required by applicable law and regulations.
          6.12 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

     7. Miscellaneous Provisions.
          7.1 Further Assurances. The parties agree to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other parties to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.
          7.2 Expenses. Each party will bear its own costs and expenses in connection with this Agreement.
          7.3 Notices. Any notice, demand or request required or permitted to be given by the Company or an Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a reputable overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

Bookham, Inc.
2584 Junction Avenue
San Jose, California 95134
Attn: Chief Financial Officer
Tel: 408-919-6059
Fax: 408-904-4989

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
Attn: Thomas S. Ward, Esq.
Tel: 617-526-6000
Fax: 617-526-5000

If to a Investor, to its address and facsimile number set forth on the Schedule of Investors, with copies to such Investor’s representatives as set forth on the Schedule of Investors,

with copies (for informational purposes) to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas

New York, New York 10036
Attention: Christopher S. Auguste
Tel: 212-715-9100
Fax: 212-715-8000
          7.4 Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.
          7.5 No Reliance. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents), (iii) it has not received from any other party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by any other party.
          7.6 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor hereunder are several and not joint with the obligations of the other Investors hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any other agreement or document delivered at any Closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or a “group” as described in Section 13(d) of the Exchange Act, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor has been represented by its own separate counsel in connection with the transactions contemplated hereby, shall be entitled to protect and enforce its rights, including without limitation rights arising out of this Agreement or the other Transaction Documents, individually, and shall not be required to be join any other Investor as an additional party in any proceeding for such purpose.
          7.7 Amendment; Waiver. Except as expressly provided herein, including without limitation Section 2.3, neither this Agreement nor any term hereof may be amended or waived except pursuant to a written instrument executed by the Company and the Investors holding at least two-thirds (2/3) of the Shares and Warrant Shares (including Warrant Shares issuable upon exercise of Warrants, without regard to any limitation on exercise of the Warrants). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Investor and the Company. The failure of any party to exercise any right or remedy under this

Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.
          7.8 Assignment. The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. No party hereto may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the other parties. Notwithstanding the foregoing, an Investor may assign some or all of its rights and obligations hereunder in connection with the transfer of the right to acquire at least 250,000 Shares or at least 250,000 shares of Common Stock issuable upon exercise of its Warrants (or, if an Investor has the right to acquire fewer than 250,000 Shares or fewer than 250,000 shares of Common Stock issuable upon exercise of its Warrants, the transfer of the Investor’s right to acquire all of such Shares or all of such shares of Common Stock issuable upon exercise of its Warrants). In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other parties.
          7.9 Waiver of Right of First Refusal. Each Investor that is a party to the Exchange Agreement, dated as of January 13, 2006, by and among the Company, Bookham Technology plc and the Investors (as defined therein) (the “Exchange Agreement”) hereby waives the application of Section 6.1 of the Exchange Agreement to the issuance and sale by the Company of the Securities. Notwithstanding the foregoing waiver, the undersigned agrees that the Securities offered and sold pursuant to this Agreement shall constitute “Offered Securities” for purposes of calculating the Capped Amount (as defined in Section 6.1 of the Exchange Agreement).
          7.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission or email transmission of a .pdf file.
          7.11 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
          7.12 Waiver of Jury Trial. In any action, suit or proceeding in any jurisdiction brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waives forever trial by jury.
          7.13 Survival. The respective representations and warranties given by the parties hereto, and the other covenants and agreements contained herein, shall survive the Closing Date and the consummation of the transactions contemplated herein for a period of two years.
          7.14 Pronouns. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.
          7.15 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          7.16 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
          7.17 Entire Agreement. This Agreement, the Registration Rights Agreement and the Warrants constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Registration Rights Agreement and the Warrants supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

     Executed under seal as of the day and year first above written.

BOOKHAM, INC.

By:	/s/ Steve Abely

Name: Steve Abely
Title: Chief Financial Officer

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

VICIS CAPITAL MASTER FUND

By:	/s/ Keith W. Hughes

Name: Keith W. Hughes
Title: Chief Financial Officer
Vicis Capital, LLC

Address: Tower 56, Suite 700

126 East 56th Street

New York, NY 10022

Telephone No.: 212-909-4627

Facsimile No.: 212-909-4601

Email Address: khughes@viciscapital.com

Number of Shares: 2,250,000

Number of Warrants: 675,000

Aggregate Purchase Price: $4,725,000

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

BERNARD L MADOFF INVESTMENT SECURITIES LLC

By:	/s/ Mark Madoff

Name: Mark Madoff
Title: Director of Trading

Address: 885 Third Ave

New York, NY 10022

Telephone No.: 212-230-2444

Facsimile No.: 212 271-0470

Email Address: amadoff@madoff.com

Number of Shares: 200,000

Number of Warrants: 60,000

Aggregate Purchase Price: $420,000

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

SATELLITE CONVERTIBLE ARBITRAGE MASTER FUND, LLC

By:	/s/ illegible Name:
Title:

Address: 623 Fifth Avenue, 19th Floor

New York, NY 10022

Telephone No.: 212-209-2093

Facsimile No.: 212-209-2020

Email Address: ramin.mozaffarian@satellite-ny.com

Number of Shares: 250,000

Number of Warrants: 75,000

Aggregate Purchase Price: $525,000.00

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC

By:	/s/ illegible Name:
Title:

Address: 623 Fifth Avenue

19th Floor

New York, NY 10022

Telephone No.: 212-588-7438

Facsimile No.: 212-209-2020

Email Address: greg.abovsky@satellite-ny.com

Number of Shares: 1,000,000

Number of Warrants: 300,000

Aggregate Purchase Price: $2,100,000.00

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor: CAPITAL VENTURES INTERNATIONAL by: Heights Capital Management, Inc. its authorized agent

By:	/s/ Martin Kobinger Name: Martin Kobinger
Title: Investment Manager

Address: c/o Heights Capital Management

101 California Street, Suite 3250

San Francisco, CA 94111

Telephone No.: 415-403-6500

Facsimile No.: 415-403-6525

Email Address: martin.kobinger@sig.com

Number of Shares: 500,000

Number of Warrants: 150,000

Aggregate Purchase Price: $1,050,000

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

IROQUOIS MASTER FUND LTD.

By:	/s/ Joshua Silverman Name: Joshua Silverman
Title: Authorized Signator

Address: 641 Lexington Ave. 26th Fl

New York, NY 10022

Telephone No.: 212-974-3070

Facsimile No.: 212-207-3452

Email Address: jsilverman@icfund.com

Number of Shares: 800,000

Number of Warrants: 240,000

Aggregate Purchase Price: $1,680,000

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

PORTSIDE GROWTH AND OPPORTUNITY FUND

By:	/s/ Jeffrey C. Smith Name: Jeffrey C. Smith
Title: Authorized Signatory

Address: c/o Ramius Capital Group, LLC

666 Third Avenue, 26th Floor

New York, NY 10017

Telephone No.: (212) 845-7955/(212) 201-4841

Facsimile No.: (212) 201-4802

Email Address: jsmith@ramius.com/olittman@ramius.com

Number of Shares: 750,000

Number of Warrants: 225,000

Aggregate Purchase Price: $1,575,000

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

CRANSHIRE CAPITAL, LP

By:	/s/ Mitchell P. Kopin

	Name:	Mitchell P. Kopin
	Title:	President—Downsview Capital
The General Partner

Address: 3100 Dundee Rd, Suite 703

Northbrook, IL 60062

Telephone No.: 842-562-9030

Facsimile No.: 847-562-9031

Email Address: mkopin@cranshirecapital.com

Number of Shares: 250,000

Number of Warrants: 75,000

Aggregate Purchase Price: $525,000

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

SMITHFIELD FIDUCIARY LLC

By:	/s/ Adam J. Chill Name: Adam J. Chill
Title: Authorized Signatory

Address: c/o Highbridge Capital Management, LLC

9 West 57th St, 27th Floor

New York, NY 10019

Attn: Ari J. Storch/Adam J. Chill

Telephone No.: 212-287-4720

Facsimile No.: 212-751-0755

Email Address: ari.storch@hcmny.com

adam.chill@hcmny.com

Number of Shares: 500,000

Number of Warrants: 150,000

Aggregate Purchase Price: $1,050,000

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

ENABLE GROWTH PARTNERS LP

By:	/s/ Brendan O’Neil Name: Brendan O’Neil
Title: Principal and Portfolio Manager

Address: One Ferry Building, Suite 255, San Francisco, CA 94111

Telephone No.: 415-677-1578

Facsimile No.: 415-677-1580

Email Address: boneil@enablecapital.com

Number of Shares: 2,550,000

Number of Warrants: 765,000

Aggregate Purchase Price: $5,355,000.00

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

ENABLE OPPORTUNITY PARTNERS LP

By:	/s/ Brendan O’Neil Name: Brendan O’Neil
Title: Principal and Portfolio Manager

Address: One Ferry Building, Suite 255, San Francisco, CA 94111

Telephone No.: 415-677-1578

Facsimile No.: 415-677-1580

Email Address: boneil@enablecapital.com

Number of Shares: 300,000

Number of Warrants: 90,000

Aggregate Purchase Price: $630,000.00

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

PIERCE DIVERSIFIED STRATEGY MASTER FUND LLC, ENA

By:	/s/ Brendan O’Neil Name: Brendan O’Neil
Title: Principal and Portfolio Manager

Address: One Ferry Building, Suite 255, San Francisco, CA 94111

Telephone No.: 415-677-1578

Facsimile No.: 415-677-1580

Email Address: boneil@enablecapital.com

Number of Shares: 150,000

Number of Warrants: 45,000

Aggregate Purchase Price: $315,000.00

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

UBS O’CONNOR LLC FBO O’CONNOR PIPES CORPORATE STRATEGIES MASTER LMITED

By:	/s/ Jeff Putman Name: Jeff Putman
Title: Executive Director

Address: One North Wacker Drive

Chicago, IL 60606

Telephone No.: 312-525-5868

Facsimile No.: 312-525-6271

Email Address: Brian.Herward@ubs.com

Number of Shares: 1,000,000

Number of Warrants: 300,000

Aggregate Purchase Price: $2,100,000

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

UBS O’CONNOR LLC FBO O’CONNOR GLOBAL CONVERTIBLE ARBITRAGE II MASTER LIMITED

By:	/s/ Andrew Martin
Name: Andrew Martin
Title: Managing Director

Address: One North Wacker Drive

Chicago, IL 60606

Telephone No.: 312-525-5868

Facsimile No.: 312-525-6271

Email Address: Brian.Herward@ubs.com

Number of Shares: 37,500

Number of Warrants: 11,250

Aggregate Purchase Price: $78,750

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

UBS O’CONNOR LLC FBO O’CONNOR GLOBAL CONVERTIBLE ARBITRAGE MASTER LIMITED

By:	/s/ Andrew Martin Name: Andrew Martin
Title: Managing Director

Address: One North Wacker Drive

Chicago, IL 60606

Telephone No.: 312-525-5868

Facsimile No.: 312-525-6271

Email Address: Brian.Herward@ubs.com

Number of Shares: 462,500

Number of Warrants: 138,750

Aggregate Purchase Price: $971,250

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

SF CAPITAL PARTNERS LTD.

By:	/s/ Brian H. Davidson Name: Brian H. Davidson
Title: Managing Director

Address: c/o Stark Offshore Management LLC

3600 South Lake Drive

St. Francis, WI 53235

Telephone No.: 414-294-7000

Facsimile No.: 414-294-7700

Email Address: Bdavidson@sf-capital.com

Number of Shares: 1,750,000

Number of Warrants: 525,000

Aggregate Purchase Price: $3,675,000.00

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

LAGUNITAS PARTNERS LP

By:	/s/ Jon D. Gruber Name: Gruber & McBaine Cap Mgmt
Title: General Partner

Address: c/o Gruber & McBaine Cap Mgmt

50 Osgood Place-PH

San Francisco CA 94531

Telephone No.: 415-782-2606

Facsimile No.: 415-981-6434

Email Address: chris@gmcm.com

Number of Shares: 504,005

Number of Warrants: 151,201

Aggregate Purchase Price: $1,058,410.50

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

J PATTERSON MCBAINE

By:	/s/ J Patterson McBaine Name: J Patterson McBaine
Title: Individual

Address: c/o Gruber & McBaine Cap Mgmt

50 Osgood Place-PH

San Francisco CA 94531

Telephone No.: 415-782-2606

Facsimile No.: 415-981-6434

Email Address: chris@gmcm.com

Number of Shares: 45,200

Number of Warrants: 13,560

Aggregate Purchase Price: $94,920.00

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

THE WALLACE FOUNDATION

By:	/s/ Jon D. Gruber Name: Gruber & McBaine Cap Mgmt
Title: Investment Advisor

Address: c/o Gruber & McBaine Cap Mgmt

50 Osgood Place-PH

San Francisco CA 94531

Telephone No.: 415-782-2606

Facsimile No.: 415-981-6434

Email Address: chris@gmcm.com

Number of Shares: 43,300

Number of Warrants: 12,990

Aggregate Purchase Price: $90,930.00

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

GRUBER & MCBAINE INTERNATIONAL

By:	/s/ Jon D. Gruber Name: Gruber & McBaine Cap Mgmt
Title: Investment Advisor

Address: c/o Gruber & McBaine Cap Mgmt

50 Osgood Place-PH

San Francisco CA 94531

Telephone No.: 415-782-2606

Facsimile No.: 415-981-6434

Email Address: chris@gmcm.com

Number of Shares: 117,643

Number of Warrants: 35,292

Aggregate Purchase Price: $247,050.00

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

DONAGHY SALES INC.

By:	/s/ Jon D. Gruber Name: Gruber & McBaine Cap Mgmt
Title: Investment Advisor

Address: c/o Gruber & McBaine Cap Mgmt

50 Osgood Place-PH

San Francisco CA 94531

Telephone No.: 415-782-2606

Facsimile No.: 415-981-6434

Email Address: chris@gmcm.com

Number of Shares: 34,800

Number of Warrants: 10,440

Aggregate Purchase Price: $73,080.00

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

JON D AND LINDA W GRUBER TRUST

By:	/s/ Jon D. Gruber Name: Jon D. Gruber
Title: Trustee

Address: c/o Gruber & McBaine Cap Mgmt

50 Osgood Place-PH

San Francisco CA 94531

Telephone No.: 415-782-2606

Facsimile No.: 415-981-6434

Email Address: chris@gmcm.com

Number of Shares: 129,476

Number of Warrants: 38,842

Aggregate Purchase Price: $271,899.60

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

LINDSAY GRUBER DUNHAM

By:	/s/ Jon D. Gruber Name: Gruber & McBaine Cap Mgmt
Title: Investment Advisor

Address: c/o Gruber & McBaine Cap Mgmt

50 Osgood Place-PH

San Francisco CA 94531

Telephone No.: 415-782-2606

Facsimile No.: 415-981-6434

Email Address: chris@gmcm.com

Number of Shares: 7,300

Number of Warrants: 2,190

Aggregate Purchase Price: $15,330.00

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

JONATHAN WYATT GRUBER TRUST

By:	/s/ Jon D. Gruber Name: Jon D. Gruber
Title: Trustee

Address: c/o Gruber & McBaine Cap Mgmt

50 Osgood Place-PH

San Francisco CA 94531

Telephone No.: 415-782-2606

Facsimile No.: 415-981-6434

Email Address: chris@gmcm.com

Number of Shares: 8,500

Number of Warrants: 2,550

Aggregate Purchase Price: $17,850.00

SCHEDULE OF INVESTORS

					(6)
		(3)	(4)		Legal
		Aggregate	Aggregate	(5)	Representative’s
(1)	(2)	Amount of	Number of	Aggregate Purchase	Address and
Investor	Address and Facsimile Number	Shares	Warrant Shares	Price	Facsimile Number
Vicis Capital Master Fund	Tower 56, Suite 700	2,250,000	675,000	$4,725,000
	126 East 56th St.
	New York, NY 10022
	Attn: Keith Hughes
	Fax: 212-909-4601

Benard L Madoff	885 Third Ave.	200,000	60,000	$420,000
Investment Securities LLC	New York, NY 10022
	Attn: Mark Madoff
	212-271-0470

Satellite Convertible	623 Fifth Ave., 19th Floor	250,000	75,000	$525,000
Arbitrage Master Fund,	New York, NY 10022
LLC	Attn: Ramin Mozaffarian
	Fax: 212-209-2020

Satellite Strategic Finance	623 Fifth Ave., 19th Floor	1,000,000	300,000	$2,100,000
Associates, LLC	New York, NY 10022
	Attn: Greg Abovsky
	Fax: 212-209-2020

Capital Ventures	101 California Street, Suite 3250	500,000	150,000	$1,050,000
International	San Francisco, CA 94111
	Attn: Martin Kobinger
	Fax: 415-403-6525

Iroquois Master Fund Ltd.	641 Lexington Ave., 26th Floor	800,000	240,000	$1,680,000
	New York, NY 10022
	Attn: Joshua Silverman
	Fax: 212-207-3452

Portside Growth and	c/o Ramius Capital Group, LLC	750,000	225,000	$1,575,000
Opportunity Fund	666 Third Ave., 26th Floor
	New York, NY 10017
	Attn: Jeffrey Smith
	Fax: 212-201-4801

Cranshire Capital, LP	3100 Dundee Road, Suite 703	250,000	75,000	$525,000
	Northbrook, IL 60062
	Attn: Mitchell Kopin
	Fax: 847-562-9031

					(6)
		(3)	(4)		Legal
		Aggregate	Aggregate	(5)	Representative’s
(1)	(2)	Amount of	Number of	Aggregate Purchase	Address and
Investor	Address and Facsimile Number	Shares	Warrant Shares	Price	Facsimile Number
Smithfield Fiduciary LLC	c/o Highbridge Capital	500,000	150,000	$1,050,000
	Management, LLC
	9 West 57th St., 27th Floor
	New York, NY 10019
	Attn: Ari J. Storch/Adam
	J. Chill
	Fax: 212-751-0755

Enable Growth Partners LP	One Ferry Building, Suite 255	2,550,000	765,000	$5,355,000
	San Francisco, CA 94111
	Attn: Brendan O’Neil
	Fax: 415-677-1580

Enable Opportunity Partners LP	One Ferry Building, Suite 255	300,000	90,000	$630,000
	San Francisco, CA 94111
	Attn: Brendan O’Neil
	Fax: 415-677-1580

Pierce Diversified Strategy	One Ferry Building, Suite 255	150,000	45,000	$315,000
Master Fund LLC, Ena	San Francisco, CA 94111
	Attn: Brendan O’Neil
	Fax: 415-677-1580

UBS O’Connor LLC fbo	One North Wacker Drive	462,500	138,750	$971,250	Schulte Roth & Zabel
O’Connor Global	Chicago, IL 60606				LLP
Convertible Arbitrage	Attn: Brian Herward				919 Third Avenue
Master Limited	Fax: 312-525-6271				New York, New York
					10022
					Attention: Eleazer N.
					Klein, Esq.
					Tel: 212-756-2000
					Fax: 212-593-5955

UBS O’Connor LLC fbo	One North Wacker Drive	37,500	11,250	$78,750	Schulte Roth & Zabel
O’Connor Global	Chicago, IL 60606				LLP
Convertible Arbitrage II	Attn: Brian Herward				919 Third Avenue
Master Limited	Fax: 312-525-6271				New York, New York
					10022
					Attention: Eleazer N.
					Klein, Esq.
					Tel: 212-756-2000
					Fax: 212-593-5955

UBS O’Connor LLC fbo	One North Wacker Drive	1,000,000	300,000	$2,100,000	Schulte Roth & Zabel
O’Connor PIPES Corporate	Chicago, IL 60606				LLP
Strategies Master Limited	Attn: Brian Herward				919 Third Avenue
	Fax: 312-525-6271				New York, New York
					10022
					Attention: Eleazer N.
					Klein, Esq.
					Tel: 212-756-2000
					Fax: 212-593-5955

SF Capital Partners Ltd.	c/o Stark Offshore	1,750,000	525,000	$3,675,000
	Management LLC
	3600 South Lake Drive
	St. Francis, WI 53235
	Attn: Brian Davidson
	Fax: 414-294-7700

					(6)
		(3)	(4)		Legal
		Aggregate	Aggregate	(5)	Representative’s
(1)	(2)	Amount of	Number of	Aggregate Purchase	Address and
Investor	Address and Facsimile Number	Shares	Warrant Shares	Price	Facsimile Number
Lagunitas Partners LP	c/o Gruber & McBaine	504,005	151,201	$1,058,411
	Cap Mgmt
	50 Osgood Place - PH
	San Francisco, CA 94531
	Attn: Christine Arroyo
	Fax: 415-981-6434

J. Patterson McBaine	c/o Gruber & McBaine	45,200	13,560	$94,920
	Cap Mgmt
	50 Osgood Place - PH
	San Francisco, CA 94531
	Attn: Christine Arroyo
	Fax: 415-981-6434

The Wallace Foundation	c/o Gruber & McBaine	43,300	12,990	$90,930
	Cap Mgmt
	50 Osgood Place - PH
	San Francisco, CA 94531
	Attn: Christine Arroyo
	Fax: 415-981-6434

Gruber & McBaine	c/o Gruber & McBaine Cap	117,643	35,292	$247,050
International	Cap Mgmt
	50 Osgood Place - PH
	San Francisco, CA 94531
	Attn: Christine Arroyo
	Fax: 415-981-6434

Donaghy Sales Inc.	c/o Gruber & McBaine Cap	34,800	10,440	$73,080
	Cap Mgmt
	50 Osgood Place - PH
	San Francisco, CA 94531
	Attn: Christine Arroyo
	Fax: 415-981-6434

Jon D. & Linda W. Gruber	c/o Gruber & McBaine Cap	129,476	38,843	$271,900
Trust	Cap Mgmt
	50 Osgood Place - PH
	San Francisco, CA 94531
	Attn: Christine Arroyo
	Fax: 415-981-6434

Lindsay Gruber Dunham	c/o Gruber & McBaine Cap	7,300	2,190	$15,330
	Cap Mgmt
	50 Osgood Place - PH
	San Francisco, CA 94531
	Attn: Christine Arroyo
	Fax: 415-981-6434

Jonathan Wyatt Gruber	c/o Gruber & McBaine Cap	8,500	2,550	$17,850
Trust	Cap Mgmt
	50 Osgood Place - PH
	San Francisco, CA 94531
	Attn: Christine Arroyo
	Fax: 415-981-6434

EXHIBIT A
Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of March 22, 2007 (the “Purchase Agreement”) by and among Bookham, Inc. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

By:

Name:
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Number of Shares:

Number of Warrants:

Aggregate Purchase Price: $

EXHIBIT B
[FORM OF WARRANT]

EXHIBIT C
SECURITIES DELIVERY INSTRUCTIONS
Please instruct us as to where you would like the Securities delivered to following the Closing:
Name:
Company:
Address:

Telephone:
Other Special Instructions:

EXHIBIT D
[FORM OF LEGAL OPINION]

Disclosure Schedule
March 22, 2007
     Each disclosure contained in this Disclosure Schedule shall qualify the corresponding section or subsection contained in Section 3 of the Securities Exchange Agreement dated as of March 22, 2007 (the “Securities Exchange Agreement”) by and among Bookham, Inc. and each of the entities whose names appear on the signature pages to such Securities Exchange Agreement.
     The headings contained in this Disclosure Schedule are included for convenience only, and are not intended to limit the effect of the disclosures contained in this Disclosure Schedule or to expand the scope of the information required to be disclosed in this Disclosure Schedule.
3.2. Capitalization

Approximate total number of shares subject to outstanding options to purchase Common Stock pursuant to all stock option plans and agreements and the employee stock purchase plan (as of March 19, 2007):	6,714,168

Total number of shares of Common Stock issuable pursuant to outstanding warrants (as of March 19, 2007):	5,991,512
The Company is obligated to issue up to an aggregate of approximately 348,000 shares of Common Stock upon the achievement of certain integration and revenue milestones pursuant to the Share Purchase Agreement dated as of March 2, 2006 by and between the Shareholders listed on Annex B thereto and the Company.
Pursuant to Section 6.1 of the Exchange Agreement, dated as of January 13, 2006, by and among the Company, Bookham Technology plc and the Investors (as defined therein), the Investors have the right of participation as set forth therein.
The Company and certain of its subsidiaries (collectively, the “Borrowers”) have entered into a credit agreement with Wells Fargo Foothill, Inc. and other lenders regarding a three-year $25,000,000 senior secured revolving credit facility. The obligations of the Borrowers under the credit agreement are secured pursuant to a security agreement by the assets of the Company and certain of its subsidiaries, including a pledge of the capital stock holdings of certain subsidiaries of the Company.
     3.9 No Conflict
     Payments under the Warrants will be subject to the prior satisfaction of any amounts owed by the Company under the Credit Agreement, dated as of August 2, 2006, among the Company, Bookham Technology plc, New Focus, Inc. and Bookham (US), Inc., Wells Fargo Foothill, Inc. and other lenders party thereto

     3.10 Litigation
On June 26, 2001, a putative securities class action captioned Lanter v. New Focus, Inc. et al., Civil Action No. 01-CV-5822, was filed against New Focus, Inc. and several of its officers and directors, or the Individual Defendants, in the United States District Court for the Southern District of New York. Also named as defendants were Credit Suisse First Boston Corporation, Chase Securities, Inc., U.S. Bancorp Piper Jaffray, Inc. and CIBC World Markets Corp., or the Underwriter Defendants, the underwriters in New Focus’s initial public offering. Three subsequent lawsuits were filed containing substantially similar allegations. These complaints have been consolidated. On April 19, 2002, plaintiffs filed an amended class action complaint, described below, naming as defendants the Individual Defendants and the Underwriter Defendants.
On November 7, 2001, a class action complaint was filed against Bookham Technology plc and others in the United States District Court for the Southern District of New York. On April 19, 2002, plaintiffs filed an Amended Complaint. The Amended Complaint names as defendants Bookham Technology plc, Goldman, Sachs & Co. and FleetBoston Robertson Stephens, Inc., two of the underwriters of Bookham Technology plc’s initial public offering in April 2000, and Andrew G. Rickman, Stephen J. Cockrell and David Simpson, each of whom was an officer and/or director at the time of Bookham Technology plc’s initial public offering.
The Amended Complaint asserts claims under certain provisions of the securities laws of the United States. It alleges, among other things, that the prospectuses for Bookham Technology plc’s and New Focus’s initial public offerings were materially false and misleading in describing the compensation to be earned by the underwriters in connection with the offerings, and in not disclosing certain alleged arrangements among the underwriters and initial purchasers of ordinary shares, in the case of Bookham Technology plc, or common stock, in the case of New Focus, from the underwriters. The Amended Complaint seeks unspecified damages (or in the alternative rescission for those class members who no longer hold Bookham or New Focus common stock), costs, attorneys’ fees, experts’ fees, interest and other expenses. In October 2002, the individual defendants were dismissed, without prejudice, from the action. In July 2002, all defendants filed motions to dismiss the Amended Complaint. The motion was denied as to Bookham Technology plc and New Focus in February 2003. Special committees of the board of directors authorized the companies to negotiate a settlement of pending claims substantially consistent with a memorandum of understanding negotiated among class plaintiffs, all issuer defendants and their insurers.
Plaintiffs and most of the issuer defendants and their insurers have entered into a stipulation of settlement for the claims against the issuer defendants, including the Company. Under the stipulation of settlement, the plaintiffs will dismiss and release all claims against participating defendants in exchange for a payment guaranty by the insurance companies collectively responsible for insuring the issuers in the related cases, and the assignment or surrender to the plaintiffs of certain claims the issuer defendants may have against the underwriters. On February 15, 2005, the court issued an Opinion and Order preliminarily approving the settlement provided that the defendants and plaintiffs agree to a modification narrowing the scope of the bar order set forth in the original settlement agreement. The parties agreed to the modification narrowing the scope of the bar order, and on August 31, 2005, the court issued an order preliminarily approving the settlement. On December 5, 2006, the United States Court of Appeals for the Second Circuit overturned the District Court’s certification of the class of plaintiffs who are pursuing the claims that would be settled in the settlement against the underwriter defendants. Plaintiffs filed a Petition for Rehearing and Rehearing En Banc with the Second Circuit on January 5, 2007 in response to the Second Circuit’s decision and have informed the District Court that they would like to be heard as to whether the settlement may still be approved even if the decision of the Court of Appeals is not reversed. The District Court indicated that it would defer consideration of final approval of the settlement pending plaintiffs’ request for further appellate review.
3.17 Registration Rights; Rights of Participation
     Pursuant to Section 6.1 of the Exchange Agreement, dated as of January 13, 2006, by and among the Company, Bookham Technology plc and the Investors (as defined therein), the Investors have the right of participation as set forth therein.
3.23 Title
     The Borrowers have entered into a credit agreement with Wells Fargo Foothill, Inc. and other lenders regarding a three-year $25,000,000 senior secured revolving credit facility. The obligations of the Borrowers under the credit agreement are secured pursuant to a security agreement by the assets of the Company and certain of its subsidiaries, including a pledge of the capital stock holdings of certain subsidiaries of the Company.
     Barclays Bank PLC has a charge over the credit balance of accounts of Bookham Technology plc with Barclays Bank PLC securing the following facilities from Barclays Bank PLC to Bookham Technology plc: (i) a bonds, guarantees and indemnities facility of 320,000 pounds sterling; and (ii) a spot and forward exchange transaction facility of up to a gross limit of 1,000,000 pounds sterling.

Debtor		File No.
Name	Jurisdiction	and Date	Secured Party	Collateral
Ignis Optics, Inc. (a DE corp.)	DE SOS (UCC, Tax Liens)	11196273 9/20/01	The CIT Group	Lease filing (specific equipment)

		11726855 12/18/01	Pentech Financial Services, Inc. and CIT Technology Financing Services, Inc. (by partial assignment)	Lease filing (specific equipment)

		20683783 3/15/02	The CIT Group	Lease filing (specific equipment)

		22559304 10/4/02	Agilent Financial Services, Inc.	Lease filing (specific equipment)

		30649254 2/21/03	Agilent Financial Services, Inc.	Lease filing (specific equipment)

Debtor		File No.
Name	Jurisdiction	and Date	Secured Party	Collateral
New Focus, Inc. (a DE corp.)	Santa Clara County, CA (UCC, Tax Liens, Judgments, Litigation, Bankruptcy)	15513019 12/29/00	Hollander-Smith, Inc.	Mechanics’ Lien ($8,054.16)

Onetta, Inc. (a DE corp.)	DE SOS (UCC, Tax Liens)	20439863 1/25/02	Cedar Boulevard Lease Funding LLC	Lease filing (specific equipment)

		32516519 9/29/03	Cedar Boulevard Lease Funding LLC	Lease filing (specific equipment) and in lieu continuation statement

Nectar Acquisition Corporation (a DE corp.)	DE (UCC, Tax Liens)	50676859 3/2/05	Societe Generale, as Security Agent	Pledge shares of NFO WorldGroup, Inc., a DE corp.

		50858978 3/17/05	Societe Generale, as Security Agent	Pledge shares of NFO WorldGroup, Inc., a DE corp.

Bookham Technology plc	UK	01/08/1996	ING Lease (UK) Limited	All monies due or to become due from the company to the ING Lease (UK) Limited under or in respect of Lease Agreements.

Bookham (Canada) Inc.	CN	605907351	Royal Bank of Canada	Accounts and Other